SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K
                      Amendment No. 1 to Original Form 8-K
                           Filed on December 30, 1998

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):      December 31, 1996



                      STATE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



       Wisconsin                   0-18166                   39-1489983
  --------------------       ---------------------       --------------------
    (State or other             (Commission File             (IRS Employer
    jurisdiction of                 Number)               Identification No.)
     incorporation)

                           10708 West Janesville Road
                         Hales Corners, Wisconsin 53130
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)
                                 (414) 425-1600
                       ----------------------------------
                         (Registrant's telephone number)

                               page 1 of 6 Pages

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 15, 1998, State Financial Services Corporation ("SFSC") completed its acquisition of Home Bancorp of Elgin, Inc. ("HBE") and its two wholly-owned subsidiary.

         Details of the HBE acquisition were set forth in SFSC's original Form 8-K filed in regards to this transaction on December 30, 1998.

ITEM 5.  OTHER EVENT

         The following unaudited Pro Forma Financial Information is presented to show the impact on the historical financial position and results of operations of SFSC from its merger with HBE which was consummated on December 15, 1998.

         As a result of the merger, HBE shareholders received 0.914 shares of SFSC Common Stock in exchange for each share of HBE Common Stock. Applying the
0.914 exchange ratio, SFSC issued 6,067,862 additional shares in exchange for the 6,638,799 shares of HBE outstanding as of December 15, 1998. Post consummation, SFSC had 10,076,017 shares outstanding as of December 31, 1998.

         SFSC's merger with HBE was accounted for using the pooling of interests method of accounting. Application of the pooling method retroactively restates the financial information of SFSC and HBE as if the merger had been effective as of the earliest period presented. Accordingly, the unaudited Pro Forma Consolidated Balance Sheet reflects the combined financial position of SFSC and HBE at December 31, 1998 and 1997. The unaudited Pro Forma Consolidated Statements of Income for the years ended December 31, 1998, 1997, and 1996 includes the combined operating results of SFSC and HBE for each applicable period as if the two companies had been combined in each of the years presented.

         The combined company expects to achieve substantial merger benefits. However, the unaudited pro forma earnings do not reflect any potential earnings enhancements or cost reductions which are expected to result from the consolidation of SFSC's and HBE's operation and are not necessarily indicative of the results expected of the future combined operations. No assurances can be given with respect to the ultimate level of earnings enhancements or reductions to be realized.

         The unaudited Pro Forma Financial Information is intended for informational purposes and is not necessarily indicative of the future financial position or future operating results of the combined company that would have actually occurred had the merger been in effect as of the date or for the periods presented.

                               Page 2 of 6 Pages

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATIONAND EXHIBITS.

    (a) Pro Forma Financial information.

        Unaudited Condensed Consolidated Balance Sheets of State Financial Services Corporation and Subsidiaries as of December 31, 1998 and 1997.

        Unaudited Condensed Consolidated Statements of Income of State Financial Services Corporation and Subsidiaries for the twelve months ended December 31, 1998, 1997 and 1996.

        Other information related to this transaction which would otherwise be required to be reported under Item 7(a) is not provided herein pursuant to General Instruction B.3 of Form 8-K as substantially the same information required by Item 7(a) has been "previously reported" (as defined in Rule 12b-2) by the Registrant in connection with the Registrant's Registration Statement on Form S-4 (Reg. No. 333-64375).

    (b) The exhibits furnished with this Current Report on Form 8-K are listed on the attached Exhibit Index.

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                          STATE FINANCIAL SERVICES
                                          CORPORATION


                                          By:/s/Michael A. Reindl
                                              Michael A. Reindl,
                                              Senior Vice President, Controller
                                              and  Chief Financial Officer

                               Page 3 of 6 Pages




STATE FINANCIAL SERVICES CORPORATION AND SUBSIDIARIES
Condensed Consolidated Balance Sheets                                  Dec. 31            December 31,
                                                                        1998                  1997
                                                                     (Unaudited)
                                                           --------------------------------------------
ASSETS
   Cash and due from banks                                            31,028,203            34,358,642
   Federal funds sold                                                  8,508,387            11,273,835
   Other short-term investments                                       12,900,000                     0
   Interest-earning deposits                                          29,793,241            34,952,407
                                                           --------------------------------------------
  Cash and cash equivalents                                           82,229,831            80,584,884

   Investment securities - held-to-maturity                           10,290,241            21,088,641
   Investment securities - available-for-sale                         94,704,827            76,616,660

   Loans                                                             612,433,404           567,544,244
   Less allowance for loan losses                                      4,484,504             4,370,209
                                                           --------------------------------------------
                                                 NET LOANS           607,948,900           563,174,035

   Premises and equipment                                             13,333,369            14,027,570
   Accrued interest receivable                                         4,485,332             4,380,576
   Other assets                                                       15,376,023            14,000,545
                                                           -------------------------------------------
                                                                    $828,368,523          $773,872,911
                                                           ============================================
LIABILITIES AND STOCKHOLDERS' EQUITY
   Deposits
      Demand                                                          81,540,940            75,205,534
      Savings                                                        199,266,311           189,641,548
      Money market                                                   120,297,093           106,531,817
      Other time                                                     251,800,542           246,615,670
                                                           --------------------------------------------
                                            TOTAL DEPOSITS           652,904,886           617,994,569

   Notes payable                                                       6,750,000             5,300,000
   Securities sold under agreement to repurchase                       4,116,677             4,850,160
   Federal funds purchased                                                     0                     0
   Federal Home Loan Bank Advances                                    25,000,000             5,000,000
   Accrued expenses and other liabilities                              3,270,762             4,934,465
   Guaranteed ESOP obligation                                                  0                     0
   Accrued interest payable                                            1,688,920             2,030,367
                                                           --------------------------------------------
                                         TOTAL LIABILITIES           693,731,245           640,109,561

   Stockholders' equity:
      Preferred stock, $1 par value: authorized--
         100,000 shares; issued and outstanding--
         None
      Common stock,  $0.10 par value; authorized
         25,000,000 shares; issued and
         outstanding--10,076,017 shares in 1998
         and 10,279,009 in 1997                                        1,007,601             1,027,901
      Capital surplus                                                 94,153,564            96,718,054
      Net unrealized holding gain/(loss) on
         securities available for sale                                 1,080,549               888,649
      Retained earnings                                               43,748,273            47,882,792
      Less:  Guaranteed ESOP obligation                              (5,352,709)           (6,385,962)
                   Recognition and retention program                           0           (3,898,481)
                   Treasury Stock  (140,254 shares in                          0           (2,469,602)
1997)
                                                           --------------------------------------------
                                                                     134,637,278           133,763,351
                                                           --------------------------------------------
                                                                    $828,368,523          $773,872,911
                                                           ============================================
           See notes to condensed consolidated financial statements.



                               Page 4 of 6 Pages



STATE FINANCIAL SERVICES CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Income (Unaudited)
                                                                             For the Twelve months ended Dec. 31,
                                                                         1998                  1997                 1996
                                                           ----------------------------------------------------------------
Interest income:
   Loans, including fees                                              48,705,672            41,599,154          39,138,477
   Investment securities
      Taxable                                                          6,902,230             6,644,283           5,338,766
      Tax-exempt                                                       1,346,350               839,358             758,689
   Federal funds sold                                                    632,586               148,152             246,412
                                                           ----------------------------------------------------------------
                                     TOTAL INTEREST INCOME            57,586,838            49,230,947          45,482,344

Interest expense:
   Deposits                                                           24,795,930            19,453,399          19,203,627
   Notes payable and borrowed funds                                    1,126,660               618,079             429,593
                                                           ----------------------------------------------------------------
                                    TOTAL INTEREST EXPENSE            25,922,590            20,071,478          19,633,220
                                                           ----------------------------------------------------------------
                                       NET INTEREST INCOME            31,664,248            29,159,469          25,849,124

Provision for loan losses                                                690,000               450,000             330,000
                                 NET INTEREST INCOME AFTER
                                                           ----------------------------------------------------------------
                                 PROVISION FOR LOAN LOSSES            30,974,248            28,709,469          25,519,124

Other income:
   Service charges on deposit accounts                                 1,955,905             1,670,515           1,827,563
   Merchant services                                                   1,270,240             1,160,692           1,032,587
   Building Rent                                                         278,418               310,014             284,456
   ATM                                                                   760,362               490,708             432,984
  Security transaction commissions                                       534,462               122,382             150,611
   Gains on mortgage origination sales                                   961,517               225,108              76,314
   Investment security gains (losses)                                    420,817                 (649)                   0
   Other                                                                 783,007               685,489             476,265
                                                           ----------------------------------------------------------------
                                                                       6,964,728             4,664,259           4,280,780
Other expenses:
   Salaries and employee benefits                                     12,907,315            10,194,853           9,402,692
   Net occupancy expense                                               1,216,761             1,213,368           1,052,363
   Equipment rentals, depreciation, and
      Maintenance                                                      2,786,845             2,500,073           2,563,398
   Data processing                                                     1,977,794             1,698,200           1,599,132
   Legal and professional                                              1,140,723               993,799             543,428
   Merchant services                                                     948,651               917,216             871,237
   ATM                                                                   630,449               620,345             618,792
   Advertising                                                           900,604               806,037             745,690
   Goodwill amortization                                                 632,837               151,426              64,148
   One-time charge                                                     7,917,613                     0                   0
   Other                                                               3,741,876             3,100,526           5,272,021
                                                           ----------------------------------------------------------------
                                                                      34,801,468            22,195,843          22,732,901

                                                           ----------------------------------------------------------------
Income before income taxes                                             3,137,508            11,177,885           7,067,003

Income taxes                                                           1,980,595             3,961,080           2,419,712
                                                           ---------------------------------------------------------------
                                                NET INCOME            $1,156,913            $7,216,805          $4,647,291
                                                           ================================================================
Basic earnings per share                                                   $0.12                 $0.75               $0.48
Diluted earnings per share                                                 $0.12                 $0.74               $0.48
Weighted average shares - basic                                        9,581,734             9,616,909           9,663,788
Weighted average shares - diluted                                      9,655,822             9,706,740           9,703,114


                               Page 5 of 6 Pages

                                  EXHIBIT INDEX

  Exhibit Number               Exhibit Description

      2.1 Agreement and Plan of Merger, dated as of June 1, 1998, by and between State Financial Services Corporation and Home Bancorp of Elgin, Inc. (incorporated by reference to Exhibit
                    2.1 to State Financial Services Corporation's Registration Statement on Form S-4 (Reg. No. 333-64375)).




                               page 6 of 6 Pages